UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrants’ Certifying Accountant.

(a) On January 15, 2010, Deloitte & Touche LLP (“Deloitte”) informed Stanadyne Holdings, Inc. (“Holdings”) and Stanadyne Corporation (“Stanadyne”), by notice to a director of each of Holdings and Stanadyne, that Deloitte had concluded that it was not currently independent with respect to each of Holdings and Stanadyne. Each of Holdings and Stanadyne understands from Deloitte that this conclusion by Deloitte was a result of a communication to Deloitte from Kohlberg Capital Corporation. Thus, Deloitte’s notification did not relate to any action or activity of Holdings or Stanadyne. On January 20, 2010, as a result of Deloitte’s conclusion regarding its independence, each of Holdings and Stanadyne dismissed Deloitte as its registered public accounting firm. The Board of Directors and the Audit Committee of the Board of each of Holdings and Stanadyne approved the decision to dismiss Deloitte.

Deloitte’s reports on each of Holdings’ and Stanadyne’s financial statements for each of the fiscal years ended December 31, 2007 and December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during each of Holdings’ and Stanadyne’s two most recent fiscal years and the subsequent interim period preceding the dismissal of Deloitte, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in connection with its reports on the consolidated financial statements of Holdings or Stanadyne for the fiscal year ended December 31, 2007 or the fiscal year ended December 31, 2008.

The Audit Committee of each of Holdings and Stanadyne and Deloitte have discussed the matters described above. Each of Holdings and Stanadyne has authorized Deloitte to respond fully to the inquiries of their respective successor accountants.

Holdings and Stanadyne provided Deloitte with a copy of the foregoing disclosure and requested that Deloitte promptly furnish them with a letter addressed to the SEC, stating whether it agrees with the statements made by Holdings and Stanadyne herein and, if not, stating the respects in which it does not agree. A copy of the letter from Deloitte is attached hereto as Exhibit 16.1.

Each of Holdings and Stanadyne expects to engage a new independent registered public accounting firm promptly.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter dated January 26, 2010 from Deloitte & Touche LLP to the US Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: January 26, 2010	By:	/S/ STEPHEN S. LANGIN
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: January 26, 2010	By:	/S/ STEPHEN S. LANGIN
Stephen S. Langin
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter dated January 26, 2010 from Deloitte & Touche LLP to the US Securities and Exchange Commission